As filed with the Securities and Exchange Commission on February 2, 2004
Registration No. 333-112002

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

AMENDMENT NO. 3 TO

FORM S-1

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933

CAPITALSOURCE INC.

(Exact name of Registrant as specified in its charter)

Delaware	6153	35-2206895
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

4445 Willard Avenue

12th Floor
Chevy Chase, MD 20815
(301) 841-2700
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive office)

Steven A. Museles

Chief Legal Officer
CapitalSource Inc.
4445 Willard Avenue
12th Floor
Chevy Chase, MD 20815
(301) 841-2700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

James E. Showen Kevin L. Vold Hogan & Hartson L.L.P. 555 Thirteenth Street, N.W. Washington, DC 20004-1109 (202) 637-5600	Meredith B. Cross Erika L. Robinson Wilmer Cutler Pickering LLP 2445 M Street, N.W. Washington, DC 20037 (202) 663-6000

         Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effectiveness until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

      This Amendment No. 3 is being filed solely for the purpose of filing Exhibits 1.1, 10.1.1 and 10.21 and revising the disclosure under Item 13 of Part II of the Registration Statement. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 14, 15 or 17 of Part II of the Registration Statement.

PART II

Information Not Required in Prospectus

Item 13. Other Expenses of Issuance and Distribution

      The following table shows the costs and expenses, other than underwriting discounts and commissions, payable in connection with the sale and distribution of the securities being registered. The selling shareholders will each pay their pro rata portion of these amounts; we will not pay any of these amounts. All amounts except the SEC registration fee and the NASD filing fee are estimated.

SEC Registration Fee	$31,349
Accounting Fees and Expenses	140,000
Legal Fees and Expenses	450,000
Printing Fees and Expenses	215,000
Transfer Agent Fees and Expenses	20,000
NASD Filing Fee	30,500
Miscellaneous	63,151

Total	$950,000

Item 16. Exhibits and Financial Statement Schedules

      (a) Exhibits

      The Exhibit Index filed herewith is incorporated herein by reference.

      (b) Financial Statement Schedules

      None.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Chevy Chase, State of Maryland, on January 29, 2004.

CAPITALSOURCE INC.

By:	/s/ JOHN K. DELANEY _______________________________________ John K. Delaney Chairman of the Board and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 29, 2004.

Signature	Title

/s/ JOHN K. DELANEY John K. Delaney	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

* Jason M. Fish	President and Director

/s/ THOMAS A. FINK Thomas A. Fink	Chief Financial Officer

/s/ JAMES M. MOZINGO James M. Mozingo	Chief Accounting Officer

* William G. Byrnes	Director

Frederick W. Eubank, II	Director

* Andrew B. Fremder	Director

* Tully M. Friedman	Director

* Timothy M. Hurd	Director

* Dennis P. Lockhart	Director

Signature	Title

* Thomas F. Steyer	Director
* Paul R. Wood	Director

* Pursuant to Power of Attorney

By: /s/ STEVEN A. MUSELES Steven A. Museles Attorney-In-Fact

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Form of Underwriting Agreement.*
3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to the same-numbered exhibit to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003).
3.2	Amended and Restated Bylaws (incorporated by reference to the same-numbered exhibit to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003).
4.1	Form of Certificate of Common Stock of CapitalSource Inc. (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
4.2	Indenture dated as of May 16, 2002, by and between CapitalSource Commercial Loan Trust 2002-1, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
4.3	Indenture dated as of October 30, 2002, by and between CapitalSource Commercial Loan Trust 2002-2, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
4.4	Indenture dated as of April 17, 2003, by and between CapitalSource Commercial Loan Trust 2003-1, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
4.5	Indenture dated as of September 17, 2003, between CapitalSource Funding II Trust and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (incorporated by reference to the same-numbered exhibit to the registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).
4.6	Indenture dated as of November 25, 2003, by and between CapitalSource Commercial Loan Trust 2003-2, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee.+
5.1	Opinion of Hogan & Hartson L.L.P. as to the legality of the securities being registered.+
10.1	Office Lease Agreement, dated as of December 8, 2000, by and between Chase Tower Associates, L.L.C. and CapitalSource Finance LLC, as amended (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.1.1	Third Amendment to Office Lease Agreement, dated as of August 1, 2003, by and between Chase Tower Associates, L.L.C. and CapitalSource Finance LLC.*
10.2	Employment Agreement, dated as of September 7, 2000, between CapitalSource Holdings LLC and John K. Delaney (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.3	Employment Agreement, dated as of September 7, 2000, between CapitalSource Holdings LLC and Jason M. Fish (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.4	Amended and Restated Employment Agreement, dated as of April 3, 2002, between CapitalSource Finance LLC and Steven A. Museles (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.5	Employment Agreement, dated as of April 3, 2002, between CapitalSource Finance LLC and Bryan M. Corsini (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.6	Letter Agreement, dated as of April 21, 2003, between CapitalSource and Thomas A. Fink (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).

Exhibit
No.	Description

10.7	Third Amended and Restated Loan Certificate and Servicing Agreement, dated as of February 25, 2003, among CapitalSource Funding LLC, as Seller, CapitalSource Finance LLC, as Originator and Servicer, Variable Funding Capital Corporation (“VFCC”), Fairway Finance Corporation (“Fairway”), Eiffel Funding, LLC (“Eiffel”), and Hannover Funding Company LLC (“Hannover”), as Purchasers, Wachovia Securities, Inc. as Administrative Agent and VFCC Agent, BMO Nesbitt Burns Corp., as Fairway Agent, CDC Financial Products Inc., as Eiffel Agent, Norddeutsche Landesbank Girozentrale, as Hannover Agent, and Wells Fargo Bank Minnesota, National Association, as Backup Servicer and Collateral Custodian (incorporated by reference to the same- numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.7.1	Amendment No. 1 to Third Amended and Restated Loan Certificate and Servicing Agreement, dated as of March 3, 2003 (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.7.2	Amendment No. 2 to Third Amended and Restated Loan Certificate and Servicing Agreement, dated as of April 22, 2003 (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.8	Loan Certificate and Servicing Agreement, dated as of February 28, 2003, among CapitalSource Acquisition Funding LLC, as Seller, CapitalSource Finance LLC, as Originator and Servicer, Variable Funding Capital Corporation, as Purchaser, Wachovia Securities, Inc., as Administrative Agent and Purchaser Agent, and Wells Fargo Bank Minnesota, National Association, as Backup Servicer and Collateral Custodian (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.8.1	Amendment No. 1 to Loan Certificate and Servicing Agreement, dated as of April 3, 2003 (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.9.1	Indemnification Agreement between the registrant and each of its non-employee directors (incorporated by reference to exhibit 10.4 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).
10.9.2	Indemnification Agreement between the registrant and each of its employee directors (incorporated by reference to exhibit 10.5 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).
10.9.3	Indemnification Agreement between the registrant and each of its executive officers (incorporated by reference to exhibit 10.6 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).
10.10	Master Repurchase Agreement, dated as of March 24, 2003, between Wachovia Bank, National Association, as Buyer, and CapitalSource Repo Funding LLC, as Seller (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.11	Amended and Restated Registration Rights Agreement, dated August 30, 2002, among CapitalSource Holdings LLC and the holders parties thereto (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.12	Second Amended and Restated Equity Incentive Plan (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.13	Employee Stock Purchase Plan (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.14.1	Sale and Servicing Agreement, dated as of September 17, 2003, among CapitalSource Funding II Trust, as Issuer, and CS Funding II Depositor LLC, as Depositor, and CapitalSource Finance LLC, as Loan Originator and Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, Collateral Custodian and Backup Servicer (incorporated by reference to exhibit 10.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).

Exhibit
No.	Description

10.14.2	Amended and Restated Trust Agreement, dated as of September 17, 2003, between CS Funding II Depositor LLC, as Depositor, and Wilmington Trust Company, as Owner Trustee (incorporated by reference to exhibit 10.3.1 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).
10.14.3	Note Purchase Agreement, dated as of September 17, 2003, among CapitalSource Funding II Trust, as Issuer, CS Funding II Depositor LLC, as Depositor, CapitalSource Finance LLC, as Loan Originator, and Citigroup Global Markets Realty Corp., as Purchaser (incorporated by reference to exhibit 10.3.2 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).
10.15	Sale and Servicing Agreement, dated as of April 17, 2003, by and among CapitalSource Commercial Loan Trust 2003-1, as the Issuer, CapitalSource Commercial Loan, LLC, 2003-1, as the Trust Depositor, CapitalSource Finance LLC, as the Originator and the Servicer, and Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee and as the Backup Servicer (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.16	Sale and Servicing Agreement, dated as of October 30, 2002, by and among CapitalSource Commercial Loan Trust 2002-2, as the Issuer, CapitalSource Commercial Loan LLC, 2002-2, as the Trust Depositor, CapitalSource Finance LLC, as the Originator and the Servicer, and Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee and as the Backup Servicer (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.17	Sale and Servicing Agreement, dated as of May 16, 2002, by and among CapitalSource Commercial Loan Trust 2002-1, as the Issuer, CapitalSource Commercial Loan LLC, 2002-1, as the Trust Depositor, CapitalSource Finance LLC, as the Originator and as the Servicer, and Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee and as the Backup Servicer (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.18	Master Repurchase Agreement, dated as of August 1, 2003, by and among CapitalSource SNF Funding LLC, Credit Suisse First Boston Mortgage Capital LLC and CapitalSource Finance LLC (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.19	Master Program Agreement, dated as of August 1, 2003 by and among CapitalSource Finance LLC, Credit Suisse First Boston Mortgage Capital, LLC, Credit Suisse First Boston LLC and Column Financial, Inc. (incorporated by reference to the same-numbered exhibit to the registrant’s Registration Statement on Form S-1 (Reg. No. 333-106076)).
10.20	Sale and Servicing Agreement, dated as of November 25, 2003, by and among CapitalSource Commercial Loan Trust 2003-2, as the Issuer, CapitalSource Commercial Loan LLC, 2003-2, as the Trust Depositor, CapitalSource Finance LLC, as the Originator and as the Servicer, and Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee and as the Backup Servicer.+
10.21	Form of CapitalSource Inc. Deferred Compensation Plan*
21.1	List of Subsidiaries.+
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).+
23.2	Consent of Ernst & Young LLP.+
24.1	Power of Attorney (included on signature page to initial filing on January 20, 2004).

*	Filed herewith.

+	Previously filed.